EXHIBIT 99.4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 4
================================================================================


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                                                                          % of
                                        # of        Aggregate        Aggregate
Current Balance                        Loans          Balance          Balance
--------------------------------------------------------------------------------
<= $333,700.00                             2         $509,555             0.63
$333,700.01 - $450,000.00                 46       18,041,125            22.38
$450,000.01 - $650,000.00                 53       29,101,698            36.10
$650,000.01 - $850,000.00                 15       11,239,230            13.94
$850,000.01 - $1,050,000.00                5        4,649,303             5.77
$1,050,000.01 - $1,250,000.00              6        7,071,965             8.77
$1,250,000.01 - $1,450,000.00              3        4,019,000             4.99
$1,450,000.01 - $1,650,000.00              4        5,980,500             7.42
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Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------
Minimum: $176,254.73
Maximum: $1,500,000.00
Average: $601,584.90
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                                                                          % of
                                        # of        Aggregate        Aggregate
Current Gross Rate                     Loans          Balance          Balance
--------------------------------------------------------------------------------
3.501% - 3.750%                            2         $676,255             0.84
3.751% - 4.000%                           15       11,230,992            13.93
4.001% - 4.250%                           38       28,364,032            35.19
4.251% - 4.500%                           40       21,997,684            27.29
4.501% - 4.750%                           18        8,712,810            10.81
4.751% - 5.000%                            9        3,972,649             4.93
5.001% - 5.250%                            8        3,980,584             4.94
5.251% - 5.500%                            4        1,677,370             2.08
--------------------------------------------------------------------------------
Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 5.375%
Weighted Average: 4.384%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Net Rate                               Loans          Balance          Balance
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3.001% - 3.250%                            2         $676,255             0.84
3.251% - 3.500%                            4        3,170,000             3.93
3.501% - 3.750%                           26       20,435,792            25.35
3.751% - 4.000%                           31       21,153,513            26.24
4.001% - 4.250%                           33       17,305,903            21.47
4.251% - 4.500%                           17        8,240,310            10.22
4.501% - 4.750%                            9        3,972,649             4.93
4.751% - 5.000%                            8        3,980,584             4.94
5.001% - 5.250%                            4        1,677,370             2.08
--------------------------------------------------------------------------------
Total:                                   134      $80,612,376           100.00
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Minimum: 3.250%
Maximum: 5.125%
Weighted Average: 4.062%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Index                                  Loans          Balance          Balance
--------------------------------------------------------------------------------
1 Year CMT                                56      $42,485,373            52.70
1 Year Libor                              74       36,464,878            45.23
6 Month Libor                              4        1,662,125             2.06
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Months to Roll                         Loans          Balance          Balance
--------------------------------------------------------------------------------
46                                         1         $469,638             0.58
57                                        21       10,991,131            13.63
58                                        65       36,465,789            45.24
59                                        47       32,685,819            40.55
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Total:                                   134      $80,612,376           100.00
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Average AS OF: 2004-07-01
Minimum: 46
Maximum: 59
Weighted Average: 58
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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas        Jul 1, 2004 21:25               Page 1  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Gross Margin                           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 2.000%                                  1         $576,000             0.71
2.001% - 2.250%                           77       37,493,241            46.51
2.501% - 2.750%                           56       42,543,135            52.77
--------------------------------------------------------------------------------
Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 2.750%
Weighted Average: 2.511%
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                                                                          % of
                                        # of        Aggregate        Aggregate
First Rate Cap                         Loans          Balance          Balance
--------------------------------------------------------------------------------
5.000%                                   134      $80,612,376           100.00
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Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Periodic Rate Cap                      Loans          Balance          Balance
--------------------------------------------------------------------------------
1.000%                                     4       $1,662,125             2.06
2.000%                                   130       78,950,251            97.94
--------------------------------------------------------------------------------
Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.979%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Maximum Rate                           Loans          Balance          Balance
--------------------------------------------------------------------------------
8.501% - 8.750%                            2         $676,255             0.84
8.751% - 9.000%                           15       11,230,992            13.93
9.001% - 9.250%                           38       28,364,032            35.19
9.251% - 9.500%                           39       21,570,814            26.76
9.501% - 9.750%                           18        8,712,810            10.81
9.751% - 10.000%                           9        3,972,649             4.93
10.001% - 10.250%                          8        3,980,584             4.94
10.251% - 10.500%                          5        2,104,240             2.61
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Total:                                   134      $80,612,376           100.00
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Minimum: 8.625%
Maximum: 10.500%
Weighted Average: 9.389%
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                                                                          % of
                                        # of        Aggregate        Aggregate
FICO Scores                            Loans          Balance          Balance
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601 - 620                                  1         $457,483             0.57
621 - 640                                  2          775,074             0.96
661 - 680                                  3        1,498,854             1.86
681 - 700                                 23       12,046,086            14.94
701 - 720                                 44       31,491,272            39.07
721 - 740                                 17        7,488,702             9.29
741 - 760                                 16        8,394,363            10.41
761 - 780                                 13        7,868,753             9.76
781 - 800                                 13        8,905,690            11.05
801 - 820                                  2        1,686,100             2.09
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Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 612
Maximum: 809
Weighted Average: 727
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas        Jul 1, 2004 21:25               Page 2  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Original Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                 23      $14,833,530            18.40
50.01% - 55.00%                            8        5,763,159             7.15
55.01% - 60.00%                            8        6,963,986             8.64
60.01% - 65.00%                           17        9,681,653            12.01
65.01% - 70.00%                           19       13,811,901            17.13
70.01% - 75.00%                           29       16,224,983            20.13
75.01% - 80.00%                           25       11,340,141            14.07
80.01% - 85.00%                            3        1,232,551             1.53
85.01% - 90.00%                            1          391,365             0.49
90.01% - 95.00%                            1          369,109             0.46
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Total:                                   134      $80,612,376           100.00
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Minimum: 17.84
Maximum: 94.87
Weighted Average: 63.05
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                                                                          % of
                                        # of        Aggregate        Aggregate
Combined Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                 20      $13,532,699            16.79
50.01% - 55.00%                            7        5,122,892             6.35
55.01% - 60.00%                            9        7,476,441             9.27
60.01% - 65.00%                           14        7,930,978             9.84
65.01% - 70.00%                           17       12,719,019            15.78
70.01% - 75.00%                           26       14,833,680            18.40
75.01% - 80.00%                           22       10,183,725            12.63
80.01% - 85.00%                            8        3,854,661             4.78
85.01% - 90.00%                            9        4,173,719             5.18
90.01% - 95.00%                            2          784,561             0.97
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Total:                                   134      $80,612,376           100.00
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Minimum: 28.76
Maximum: 95.00
Weighted Average: 65.20
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                                                                          % of
                                        # of        Aggregate        Aggregate
Amortization                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Interest Only                             49      $39,200,350            48.63
Fully Amortizing                          85       41,412,026            51.37
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Top 5 States                           Loans          Balance          Balance
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California                                68      $39,362,053            48.83
New York                                  13        9,912,300            12.30
Illinois                                   8        6,075,170             7.54
Florida                                    9        5,828,642             7.23
Virginia                                   5        3,130,916             3.88
Other                                     31       16,303,295            20.22
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Prepay Original Term                   Loans          Balance          Balance
--------------------------------------------------------------------------------
0                                        126      $74,279,021            92.14
24                                         1          176,255             0.22
36                                         7        6,157,100             7.64
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Document Type                          Loans          Balance          Balance
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Alternate                                  3       $1,447,268             1.80
Full                                       9        6,656,399             8.26
No Doc                                     1          176,255             0.22
Reduced                                   11       12,209,938            15.15
Stated Doc                                98       53,005,353            65.75
Streamline                                12        7,117,164             8.83
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Loan Purpose                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Purchase                                  42      $25,075,511            31.11
Cash Out Refinance                        35       18,280,706            22.68
Rate/Term Refinance                       57       37,256,159            46.22
--------------------------------------------------------------------------------
Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas        Jul 1, 2004 21:25               Page 3  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Owner Occupancy Status                 Loans          Balance          Balance
--------------------------------------------------------------------------------
Investor                                   1         $176,255             0.22
Primary                                  127       77,511,976            96.15
Secondary                                  6        2,924,146             3.63
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Property Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Coop                                       3       $1,694,800             2.10
Condominium                               23       13,529,010            16.78
PUD                                       16        7,737,393             9.60
Single Family                             91       57,178,673            70.93
Two- to Four Family                        1          472,500             0.59
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Stated Remaining Term to Maturity      Loans          Balance          Balance
--------------------------------------------------------------------------------
286                                        1         $469,638             0.58
357                                       21       10,991,131            13.63
358                                       65       36,465,789            45.24
359                                       47       32,685,819            40.55
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Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------
Minimum: 286
Maximum: 359
Weighted Average: 358
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                                                                          % of
                                        # of        Aggregate        Aggregate
Servicer                               Loans          Balance          Balance
--------------------------------------------------------------------------------
Bank of America                           72      $35,451,708            43.98
Downey                                     1          426,871             0.53
GMAC Mortgage                              5        2,248,424             2.79
Wamu                                       1          369,109             0.46
Washington Mutual Bank                    55       42,116,264            52.25
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Total:                                   134      $80,612,376           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Originator                             Loans          Balance          Balance
--------------------------------------------------------------------------------
Bank of America                           72      $35,451,708            43.98
Pacific Republic Mortgage Corp             2        1,013,169             1.26
Prism Mortgage/RBC Mortgage                1          369,109             0.46
UBS Conduit                                4        1,662,125             2.06
Washington Mutual                         55       42,116,264            52.25
--------------------------------------------------------------------------------
Total:                                   134      $80,612,376           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas        Jul 1, 2004 21:25               Page 4  of  4